UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): June 9, 2010
SIGNATURE GROUP HOLDINGS, INC.
(Exact Name of Registrant as Specified in its Charter)

Nevada	001-08007	95-2815260

(State or Other Jurisdiction	(Commission File Number)	(I.R.S. Employer
of Incorporation)		Identification No.)

175 North Riverview Drive
Anaheim, California	92808

(Address of Principal Executive Offices)	(Zip Code)
(Registrant’s Telephone Number, Including Area Code): (714) 283-6500
Fremont General Corporation

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.03 Bankruptcy of Receivership.
As previously reported, on May 25, 2010, the United States Bankruptcy Court for the Central District of California, Santa Ana Division (the “Bankruptcy Court”) entered an Order (the “May 25 Order”) confirming Signature Group Holdings, LLC’s Chapter 11 Fourth Amended Plan of Reorganization of Fremont General Corporation, Joined by James McIntyre as Co-Plan Proponent, dated May 11, 2010 (the “May 11 Plan”). On June 9, 2010, the Bankruptcy Court entered an order (the “Amended Order”) amending the May 25 Order. Both the May 25 Order and the Amended Order allow non-material technical modifications to the Signature Plan without further approval or order, and the final confirmed plan is Signature Group Holdings, LLC’s Chapter 11 Fourth Amended Plan of Reorganization, Joined by James McIntyre as Co-Plan Proponent, dated June 8, 2010 (the “Plan”).
The summary of the Plan and the Amended Order highlighting certain provisions of the Plan and the Amended Order does not differ in any material respect from the summary of the May 25 Order and the May 11 Plan provided in “Item 1.03 Bankruptcy or Receivership” to the Company’s Current Report on Form 8-K filed on June 1, 2010, which is incorporated herein by reference and which summary is qualified in its entirety by reference to the texts of the Plan and the Amended Order, copies of which are attached hereto as Exhibits 2.1 and 2.2, respectively.
Information as to the assets and liabilities of the Company as of the date that the Amended Order was entered, or a date as close thereto as practicable, was attached as Exhibit 99.1 to the Company’s Current Report on Form 8-K filed on June 1, 2010, which is incorporated herein by reference.
Documents filed with the Bankruptcy Court
The documents filed with the Bankruptcy Court that relate to the Amended Order, the Plan and the Settlement Agreement, as well as other documents filed with the Bankruptcy Court in connection with the Company’s bankruptcy case (other than documents filed under seal or otherwise subject to confidentiality protections), will be accessible at the Bankruptcy Court’s Internet site, www.cacd.uscourts.gov, through an account obtained from Pacer Service Center at 1-800-676-6856. Additional information may also be found at the Company’s website at www.fremontgeneral.com under “Restructuring Information” where you will find the following link www.kccllc.net/fremontgeneral. The information set forth on the foregoing websites shall not be deemed to be a part of or incorporated by reference into this Current Report on Form 8-K.
Item 9.01. Financial Statements and Exhibits.
     (d) Exhibits:
          A list of exhibits required to be filed as part of this Current Report on Form 8-K is set forth under the “Index to Exhibits”, which is set forth elsewhere in this document and is incorporated herein by reference.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SIGNATURE GROUP HOLDINGS, INC.
Date: June 15, 2010	By:	/s/ Richard A. Sanchez
		Name:	Richard A. Sanchez
		Title:	Interim President and Chief Executive Officer

EXHIBIT INDEX

Exhibit
Number	Description

2.1	Signature Group Holdings, LLC’s Chapter 11 Fourth Amended Plan of Reorganization of Fremont General Corporation, Joined by James McIntyre as Co-Plan Proponent, Dated June 8, 2010

2.2
Amended Order confirming Signature Group Holdings, LLC’s Fourth Amended Chapter 11 Plan of Reorganization of Fremont General Corporation, Joined by James McIntyre as Co-Plan Proponent (Dated May 24, 2010)